UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05860

T. Rowe Price U.S. Treasury Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

U.S. Treasury Long-Term Index Fund	November 30, 2020
PRULX	Investor Class
PRUUX	I Class
TRZUX	Z Class

T. ROWE PRICE U.S. TREASURY FUNDS

HIGHLIGHTS

■	In accordance with Federal Reserve policy, yields on short-term Treasury securities stayed at ultra-low levels. The U.S. Treasury Money Fund posted flat returns for the six months ended November 30, 2020, and performed in line with its Lipper peer group index.

■	Meanwhile, intermediate- and long-term Treasury yields rose as many investors rotated back into risk assets amid a partial economic recovery. The U.S. Treasury Index Funds produced negative absolute returns and mixed results versus their respective benchmarks and the Lipper peer group average.

■	Encouraging news about vaccine development has boosted risk sentiment for the intermediate-term horizon, but the spread of the coronavirus has meaningfully worsened in recent months and will likely lead to a temporary economic pullback.

■	Nonetheless, we see potential for long-term rates to gradually increase in the coming months should economic data exceed bearish estimates, though this is likely dependent on more fiscal stimulus to bridge the economy until spring 2021.

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CIO Market Commentary

Dear Shareholder

Nearly all major stock and bond indexes produced positive results during the first half of your fund’s fiscal year, the six-month period ended November 30, 2020, as markets recovered from the steep sell-off in February and March. Extraordinary fiscal and monetary support from global governments and central banks helped spur the rebound, although the pandemic continued to pose significant public health and economic challenges.

In the U.S., the large-cap Dow Jones Industrial Average and S&P 500 Index reached record highs, as did the technology-heavy Nasdaq Composite Index—a result that few would have predicted in late March after the benchmarks tumbled more than 30% in response to the initial spread of the coronavirus. Large-cap information technology and internet-related firms that benefited from the work-from-home environment led the rebound. However, a series of announcements in November about successful vaccine trials raised hopes for a broader recovery in 2021 and boosted some sectors that had been beaten down in the initial phases of the pandemic. Meanwhile, former Vice President Joe Biden’s victory in the presidential election led to a reduction in political uncertainty.

In the S&P 500, industrials and materials were the top performers, and the consumer discretionary and technology sectors also recorded very strong results. Energy companies rallied late in the period as oil prices rose, but the sector still finished with negative results. Growth stocks outperformed their value counterparts, and a late surge helped smaller-cap shares finish the period with stronger results than larger companies.

Most equity markets outside the U.S. also performed well. Emerging markets outpaced developed markets, and Asian shares were among the top performers as China and other countries in the region proved successful in controlling the coronavirus. A weaker U.S. dollar generally supported returns for U.S. investors in foreign securities.

Within the fixed income universe, intermediate- and longer-term Treasury yields ticked higher during the period but remained very low by historical standards, a factor that encouraged investors to seek out riskier securities with higher return potential. High yield bonds were especially strong as investors grew less risk averse, allowing the market to absorb heavy new issuance and the arrival of numerous “fallen angels,” or issuers that lost their investment-grade credit rating. Emerging markets bonds and investment-grade corporate debt also performed well amid the search for yield, while Treasuries recorded modest losses. (Bond prices and yields move in opposite directions.)

The firm response by governments and central banks around the world was a key factor in supporting the economic and market recovery. In the U.S., the federal government’s relief package totaled $2.4 trillion, or over 11% of gross domestic product (GDP), while the Federal Reserve cut interest rates close to zero in March and purchased massive amounts of government, mortgage-backed, and corporate bonds during the period to stimulate the economy and increase liquidity in the fixed income market.

Boosted by the stimulus, GDP increased 33.1% in the third quarter, according to the latest estimates, erasing much of the steep decline suffered in the first half of the year. However, there were signs that the recovery was slowing as the fiscal impact of the pandemic relief programs began to fade and coronavirus cases surged again in the U.S. and Europe in the fall. By October, retail sales and payroll growth had slowed to their lowest levels since the rebound began in the spring. Negotiations for a renewed stimulus effort in the U.S. continued at the end of the period.

We are hopeful that the distribution of vaccines will bring about an eventual return to normalcy in the coming year, but many uncertainties remain. The economic effects of the pandemic are likely to echo for some time, and the recovery could be markedly uneven across countries, industries, and individual companies. In this environment, we believe strong fundamental analysis and skilled active security selection will remain critical components of investment success.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

U.S. TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

FUND COMMENTARY

How did the fund perform in the past six months?

The U.S. Treasury Money Fund returned 0.01% for the six months ended November 30, 2020, compared with 0.02% for its Lipper peer group index. (Returns for I and Z Class shares varied, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

As expected, the Federal Reserve (Fed) kept its policy interest rate in a target range of 0.00%–0.25%. The Fed announced that it will extend several emergency lending programs—designed to ensure ample liquidity in short-term funding markets—through March 31, 2021. While the Fed’s tools to aid the repurchase agreement (repo) market remain available, if needed, the central bank gradually withdrew its repo operations during the period as market functioning did not require extra liquidity. (As noted in the fund’s previous report, the Fed began injecting liquidity into the repo market during September 2019 in response to a spike in overnight borrowing rates.)

Buying activity in Treasury bills and other money market securities was generally solid. Moreover, with negotiations for additional federal fiscal stimulus remaining deadlocked as of the period-end, the potential for Treasury supply to place upward pressure on yields was limited.

In this environment, Treasury bill yields declined over the past six months. The yield on the 90-day Treasury bill slid from 0.14% to 0.08%, while the rate for six-month maturities dropped from 0.18% to 0.09%. The one-year Treasury bill yield decreased from 0.17% to 0.11% during the period.

How is the fund positioned?

As a government money fund, the portfolio is required to invest almost exclusively in Treasury bills and other securities backed by the full faith and credit of the U.S. government. The fund is not subject to the liquidity fees and redemption restrictions (also known as “gates”) that may be applied to nongovernment money funds during times of severe redemption activity.

Within the framework of our investment mandate, we continued to monitor fiscal and monetary policy events to identify opportunities for additional yield. Relative to one- to seven-day repos available for purchase, we believed that longer-term Treasury securities offered more attractive yields. As a result, the fund’s weighted average maturity remained fairly close to its 60-day maximum, holding steady at 53 days over the period.

As of November 30, 2020, the fund invested approximately 62% of its net assets in Treasury bills, with a much smaller allocation to repos fully collateralized by U.S. Treasury bills and notes.

What is portfolio management’s outlook?

The Fed is likely to keep rates very low for the foreseeable future. Central bank officials are concerned about the pandemic’s risks to the economy in the near and medium term. To balance the longer average maturities, the portfolio maintains a high degree of liquidity with very short-term securities. As always, our focus remains on principal stability and on investments with the highest credit quality.

U.S. TREASURY INTERMEDIATE INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal.

FUND COMMENTARY

How did the fund perform in the past six months?

The U.S. Treasury Intermediate Index Fund returned -0.21% for the six-month reporting period. The fund modestly lagged its benchmark, the Bloomberg Barclays U.S. 4–10 Year Treasury Bond Index, but outperformed its Lipper peer group average, which consists of U.S. Treasury funds that span the maturity spectrum. (Returns for I Class shares varied modestly, reflecting a different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

While short-term interest rates remained largely pegged by Federal Reserve (Fed) policy, increases in intermediate- and long-term Treasury yields hindered the fund’s absolute returns. Upward movement in longer-term rates was driven by improving economic data, encouraging reports about coronavirus vaccine development, and renewed optimism near the end of the period for more fiscal stimulus. However, these factors were partially counteracted by the Fed’s ongoing purchases of U.S. government debt and concerns about the economic consequences of rising coronavirus infections.

Within this environment, our modest tactical adjustments to the fund’s duration posture benefited relative performance. The fund’s duration—a key measure of the portfolio’s sensitivity to interest rate changes—was, on average, neutral versus the benchmark over the period. However, in October, we positioned the fund for a projected increase in long-term yields and a steepening of the two-year/10-year segment of the Treasury curve. This aided relative results as longer-term yields climbed during the month on investors’ expectations for a “blue wave” election outcome and, relatedly, anticipation for greater levels of federal government spending.

Our use of Ginnie Mae mortgage-backed securities (MBS) also supported relative returns. With record-low mortgage rates causing loan originations to swell and prepayments to accelerate, our allocation to the sector modestly detracted from results. However, this was outweighed by our selections of collateralized mortgage obligations and conventional pass-through securities. Specifically, our barbell positioning in the Ginnie Mae coupon structure helped relative returns, as prepayment risk was less concentrated in newly originated mortgages and those long outstanding.

The fund primarily holds cash bonds but also uses derivatives to adjust its sensitivity to interest rate changes and manage exposures to different parts of the Treasury yield curve. Such instruments include U.S. Treasury futures and options on Treasury futures, which were held during the period.

How is the fund positioned?

Effective October 1, 2020, the T. Rowe Price U.S. Treasury Intermediate Fund became known as the T. Rowe Price U.S. Treasury Intermediate Index Fund, reflecting a shift in its management approach to more closely track the investment returns of the Bloomberg Barclays U.S. 4–10 Year Treasury Bond Index.

Through this shift, we seek to replicate the risk factors of the index in a more yield-efficient manner. At the same time, we attempt to capitalize on market inefficiencies using structural portfolio positioning and modest tactical bets on inflation and interest rate changes. The fund’s portfolio managers, investment process, and investment objective remain the same, and we continue to believe that U.S. Treasuries play an important role in a thoughtful asset allocation approach.

In terms of duration positioning, the fund’s weighted average effective duration increased slightly and concluded November 2020 at 5.8 years, which was in line with that of the benchmark. Over the past six months, we periodically positioned the fund to reflect our forecasts for a generally steeper yield curve. With the Fed signaling its intent to keep monetary policy accommodative for the foreseeable future, we felt that short-term interest rates would remain suppressed, while positive surprises in economic data would lead to higher longer-term Treasury yields.

As of the period-end, the fund’s positioning continued to reflect our bias for a steeper yield curve. Despite a winter surge in coronavirus cases and the possibility that the Fed may increase its purchases of longer-maturity Treasuries, we see potential for long-term rates to rise gradually in the coming months should economic data exceed bearish estimates. At the same time, however, we believe that a meaningful fiscal stimulus package is a prerequisite to better-than-expected economic results and higher yields.

By mandate, the fund invests at least 80% of its assets in conventional Treasury securities held in the index. In addition, it may hold other securities backed by the U.S. government, including Treasury inflation protected securities (TIPS) and Ginnie Mae MBS, for diversification and additional return potential.

We maintained an out-of-benchmark allocation to Ginnie Mae MBS, which represented roughly 10% of the fund’s net assets as of November 30, 2020. Despite pressure from record-low mortgage rates, we feel that the sector remains attractive given the likelihood that prepayments will slow over time and that liquidity will remain high due to the Fed’s ongoing MBS purchases. In our view, exposure to Ginnie Mae MBS offers potential yield enhancement and can provide diversification benefits in periods when Treasuries face headwinds. We continue to monitor trends surrounding mortgage supply and loan forbearance programs and will adjust the fund’s positioning in the sector based on our interest rate outlook and relative valuations.

In addition, we actively assess the inflation outlook for opportunities to add exposure to TIPS. Although inflation measures remained soft, investors’ expectations for higher consumer prices—reflected in TIPS break-even spreads—increased over the past six months amid economic improvement and an update in the Fed’s inflation framework, which signaled that the central bank will prioritize job growth over price stability.

Near the end of the period, we observed that several key components of the consumer price index—namely, housing and services costs—were exhibiting signs of strength, which we did not believe had been priced in by market participants. This led us to initiate a limited position in TIPS. We believe that a continued rebound in cyclical sectors of the economy, coupled with likely U.S. dollar weakness, should allow actual inflation readings and break-even spreads to rise modestly in the year ahead.

What is portfolio management’s outlook?

While positive vaccine news has boosted investor sentiment for the intermediate-term horizon, public health metrics have meaningfully worsened since October. State and local governments have responded with mobility restrictions, but virus cases are projected to stay elevated over the coming months. As a result, we anticipate an economic pullback in December and January, driven by a decline in consumer spending that will likely further the structural damage already inflicted on service-related jobs.

However, we expect the economic disruption to be much less significant than that of February to April 2020, and we believe that growth should resume at a solid pace once the latest wave of infections subsides and vaccine distribution plans come into view. Until then, strong demand for housing and solid activity in the manufacturing sector—which is likely to experience fewer restrictions than services industries—should continue to buoy the economy.

Although the size of a stimulus package may be more limited under a divided Congress, our outlook assumes some additional fiscal relief, which is critical to bridge the economic gap until vaccines are widely available. Relatedly, actual inflation prints have remained soft amid elevated unemployment and fading fiscal support. While we feel that inflation measures and TIPS break-even spreads should increase modestly next year, we believe that steady fiscal stimulus is ultimately needed to reduce slack in the economy and sustain higher consumer prices over time. As always, we will continue to look for opportunities to make tactical adjustments based on economic data and movements in Treasury yields.

U.S. TREASURY LONG-TERM INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks to provide high income consistent with maximum credit protection.

FUND COMMENTARY

How did the fund perform in the past six months?

The U.S. Treasury Long-Term Index Fund returned -1.51% over the past six months. The fund modestly outperformed its benchmark, the Bloomberg Barclays U.S. Long Treasury Bond Index, but underperformed its Lipper peer group average, which consists of U.S. Treasury funds that span the maturity spectrum. (Returns for I and Z Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

While short-term interest rates remained largely pegged by Federal Reserve (Fed) policy, increases in longer-term Treasury yields hindered the fund’s absolute returns. Upward movement in long-term rates was driven by improving economic data, encouraging reports about coronavirus vaccine development, and renewed optimism near the end of the period for more fiscal stimulus. However, these factors were partially counteracted by the Fed’s ongoing purchases of U.S. government debt and concerns about the economic consequences of rising coronavirus infections.

In this environment, our use of Ginnie Mae mortgage-backed securities (MBS) supported relative returns. With record-low mortgage rates causing loan originations to swell and prepayments to accelerate, our allocation to the sector modestly detracted from results. However, this was outweighed by our selections of collateralized mortgage obligations and conventional pass-through securities. Specifically, our barbell positioning in the Ginnie Mae coupon structure helped relative returns, as prepayment risk was less concentrated in newly originated mortgages and those long outstanding.

Duration management slightly impeded relative performance. The fund’s duration—a key measure of the portfolio’s sensitivity to interest rate changes—was, on average, neutral versus the benchmark over the period. However, our brief adjustment to a longer duration stance in mid-August hurt returns. At the time, we lengthened the fund’s relative duration posture as we felt that breakdowns in fiscal stimulus negotiations would place downward pressure on yields. However, after the Fed announced its new inflation framework, investors quickly priced in expectations for higher inflation, which, along with generally upbeat economic data, lifted long-term yields near the end of the month. Shortly thereafter, we adjusted to a neutral duration stance.

The fund primarily holds cash bonds but also uses derivatives to adjust its sensitivity to interest rate changes and manage exposures to different parts of the Treasury yield curve. Such instruments include U.S. Treasury futures and options on Treasury futures, which were held during the period and slightly detracted from performance.

How is the fund positioned?

Effective October 1, 2020, the T. Rowe Price U.S. Treasury Long-Term Fund became known as the T. Rowe Price U.S. Treasury Long-Term Index Fund, reflecting a shift in its management approach to more closely track the investment returns of the Bloomberg Barclays U.S. Long Treasury Bond Index.

Through this shift, we seek to replicate the risk factors of the index in a more yield-efficient manner. At the same time, we attempt to capitalize on market inefficiencies using structural portfolio positioning and modest tactical bets on inflation and interest rate changes. The fund’s portfolio managers and investment process remain the same, and we continue to believe that U.S. Treasuries play an important role in a thoughtful asset allocation approach.

In terms of duration positioning, the fund’s weighted average effective duration began and ended the period at 19.2 years, concluding November 2020 in line with that of the benchmark. Over the past six months, we periodically positioned the fund to reflect our forecasts for a generally steeper yield curve. With the Fed signaling its intent to keep monetary policy accommodative for the foreseeable future, we felt that short-term interest rates would remain suppressed, while positive surprises in economic data would lead to higher longer-term Treasury yields.

As of the period-end, the fund’s positioning continued to reflect our bias for a steeper yield curve. Despite a winter surge in coronavirus cases and the possibility that the Fed may increase its purchases of longer-maturity Treasuries, we see potential for long-term rates to rise gradually in the coming months should economic data exceed bearish estimates. At the same time, however, we believe that a meaningful fiscal stimulus package is a prerequisite to better-than-expected economic results and higher yields.

By mandate, the fund invests at least 80% of its assets in conventional Treasury securities held in the index. In addition, it may hold other securities backed by the U.S. government, including Treasury inflation protected securities (TIPS) and Ginnie Mae MBS, for diversification and additional return potential.

We maintained an out-of-benchmark allocation to Ginnie Mae MBS, which represented roughly 10% of the fund’s net assets as of November 30, 2020. Despite pressure from record-low mortgage rates, we feel that the sector remains attractive given the likelihood that prepayments will slow over time and that liquidity will remain high due to the Fed’s ongoing MBS purchases. In our view, exposure to Ginnie Mae MBS offers potential yield enhancement and can provide diversification benefits in periods when Treasuries face headwinds. We continue to monitor trends surrounding mortgage supply and loan forbearance programs and will adjust the fund’s positioning in the sector based on our interest rate outlook and relative valuations.

In addition, we actively assess the inflation outlook for opportunities to add exposure to TIPS. Although inflation measures remained soft, investors’ expectations for higher consumer prices—reflected in TIPS break-even spreads—increased over the past six months amid economic improvement and an update in the Fed’s inflation framework, which signaled that the central bank will prioritize job growth over price stability.

Near the end of the period, we observed that several key components of the consumer price index—namely, housing and services costs—were exhibiting signs of strength, which we did not believe had been priced in by market participants. This led us to initiate a limited position in TIPS. We feel that a continued rebound in cyclical sectors of the economy, coupled with likely U.S. dollar weakness, should allow actual inflation readings and break-even spreads to rise modestly in the year ahead.

What is portfolio management’s outlook?

While positive vaccine news has boosted investor sentiment for the intermediate-term horizon, public health metrics have meaningfully worsened since October. State and local governments have responded with mobility restrictions, but virus cases are projected to stay elevated over the coming months. As a result, we anticipate an economic pullback in December and January, driven by a decline in consumer spending that will likely further the structural damage already inflicted on service-related jobs.

However, we expect the economic disruption to be much less significant than that of February to April 2020, and we believe that growth should resume at a solid pace once the latest wave of infections subsides and vaccine distribution plans come into view. Until then, strong demand for housing and solid activity in the manufacturing sector—which is likely to experience fewer restrictions than services industries—should continue to buoy the economy.

Although the size of a stimulus package may be more limited under a divided Congress, our outlook assumes some additional fiscal relief, which is critical to bridge the economic gap until vaccines are widely available. Relatedly, actual inflation prints have remained soft amid elevated unemployment and fading fiscal support. While we feel that inflation measures and TIPS break-even spreads should increase modestly next year, we believe that steady fiscal stimulus is ultimately needed to reduce slack in the economy and sustain higher consumer prices over time. As always, we will continue to look for opportunities to make tactical adjustments based on economic data and movements in Treasury yields.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Funds that invest in fixed income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. MBS are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN GOVERNMENT MONEY MARKET FUNDS

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2020, Bloomberg Index Services Ltd. Used with permission.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2020 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

November 30, 2020 (Unaudited)

PORTFOLIO OF INVESTMENTS‡	Par/Shares	$ Value
(Amounts in 000s)		
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 9.7%		
U.S. GOVERNMENT OBLIGATIONS 9.7%		
Government National Mortgage Assn.		
3.00%, 12/20/34 - 3/20/50	81,241	84,395
3.50%, 9/20/49 - 2/20/50	26,533	29,128
4.50%, 10/20/39 - 9/20/47	13,574	14,924
5.00%, 7/20/47 - 12/20/48	28,578	31,425
5.50%, 3/20/49	2,381	2,616
6.00%, 8/20/34 - 11/15/39	326	391
6.50%, 8/15/28	2	2
7.00%, 11/20/23 - 1/20/24	—	—
8.50%, 10/20/24	3	3
9.00%, 5/15/21 - 8/15/21	—	—
10.00%, 7/15/22	—	—
Government National Mortgage Assn., CMO, 2.50%, 1/20/50	21,959	22,990
Government National Mortgage Assn., CMO, ARM		
1M USD LIBOR + 0.40%, 0.547%, 9/20/46 - 6/20/49	13,385	13,414
1M USD LIBOR + 0.43%, 0.577%, 9/20/49	7,466	7,484
1M USD LIBOR + 0.45%, 0.597%, 8/20/49 - 10/20/49	26,638	26,708
1M USD LIBOR + 0.50%, 0.647%, 12/20/49	26,957	27,192
Government National Mortgage Assn., TBA		
2.50%, 12/20/50 (1)	43,190	45,500
3.00%, 1/20/51 (1)	25,525	26,651
Total U.S. Government & Agency Mortgage-Backed Securities (Cost $328,926)		**332,823**
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 89.6%		
U.S. TREASURY OBLIGATIONS 89.6%		
U.S. Treasury Bonds, 1.25%, 5/15/50	108,530	99,932

The accompanying notes are an integral part of these financial statements.

November 30, 2020 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Long-Term Index Fund (the fund), formerly the T. Rowe Price U.S. Treasury Long-Term Fund, is a diversified, open-end management investment company established by the corporation. The fund seeks to provide high income consistent with maximum credit protection. The fund has three classes of shares: the U.S. Treasury Long-Term Index Fund (Investor Class), the U.S. Treasury Long-Term Index Fund–I Class (I Class), and the U.S. Treasury Long-Term Index Fund–Z Class (Z Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund's own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2020 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2020, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of November 30, 2020, the fund held interest rate futures with cumulative unrealized gain of $501,000 and cumulative unrealized loss of $2,465,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2020, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded. This ability is subject to the liquidity of underlying positions. As of November 30, 2020, securities valued at $16,915,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2020, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 23% and 38% of net assets.

Options The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and interest rates; and, for options written, potential losses in excess of the fund’s initial investment. During the six months ended November 30, 2020, the volume of the fund’s activity in options, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

TBA Purchase, Sale Commitments and Forward Settling Mortgage Obligations The fund enters into to-be-announced (TBA) purchase or sale commitments (collectively, TBA transactions), pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by the fund are not identified at the trade date; however, the securities must meet specified terms, including rate and mortgage term, and be within industry-accepted “good delivery” standards. The fund may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold.

To mitigate counterparty risk, the fund has entered into Master Securities Forward Transaction Agreements (MSFTA) with counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments and other forward settling mortgage obligations with a particular counterparty (collectively, MSFTA Transactions). At any time, the fund’s risk of loss from a particular counterparty related to its MSFTA Transactions is the aggregate unrealized gain on appreciated MSFTA Transactions in excess of unrealized loss on depreciated MSFTA Transactions and collateral received, if any, from such counterparty. As of November 30, 2020, no collateral had been posted by the fund to counterparties for MSFTA Transactions. Collateral pledged by counterparties to the fund for MSFTA Transactions consisted of $386,000 cash as of November 30, 2020.

Mortgage-Backed Securities The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

LIBOR The fund may invest in instruments that are tied to reference rates, including LIBOR. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced a decision to transition away from LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by a fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Other Purchases and sales of U.S. government securities aggregated $1,191,135,000 and $479,790,000, respectively, for the six months ended November 30, 2020.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2020, the cost of investments for federal income tax purposes was $3,107,275,000. Net unrealized gain aggregated $423,959,000 at period-end, of which $450,806,000 related to appreciated investments and $26,847,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.06% of the fund’s average daily net assets. The fee is computed daily and paid monthly. Prior to October 1, 2020, the fund paid a management fee consisting of a group fee, which was computed daily based and paid monthly. The group fee rate was calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. At September 30, 2020, the effective annual group fee rate was 0.29%. In addition, through September 30, 2020, Price Associates had contractually agreed to waive a portion of the management fee it was entitled to receive from the fund in order to limit the fund’s overall management fee rate to 0.15% of the fund’s average daily net assets. Any fees previously waived under this agreement are not subject to reimbursement to Price Associates by the fund. This agreement was terminated by the fund’s Board based on the new management fee arrangement.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended November 30, 2020 as indicated in the table below. At November 30, 2020, there were no amounts subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended November 30, 2020, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $235,000 for T. Rowe Price Services, Inc.; and $33,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price Funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds Funds are borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2020, the fund was allocated $25,000 of Spectrum Funds’ expenses. Of these amounts, $16,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At November 30, 2020, approximately 17% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At November 30, 2020, approximately 71% of the I Class’s and 100% of the Z Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2020, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Recently, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 19, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	January 19, 2021